TRAVELERS VARIABLE SURVIVORSHIP LIFE II
                                               SUPPLEMENT DATED JULY 22, 2002 TO
                                                THE PROSPECTUS DATED MAY 1, 2002


The following information revises the information in the "Fund Fees and Expenses" table:

                                                                                                            TOTAL ANNUAL
                                                                         DISTRIBUTION                         OPERATING
                                                      MANAGEMENT FEE    AND/OR SERVICE    OTHER EXPENSES       EXPENSES
                                                      AFTER EXPENSE          FEES         (AFTER EXPENSE    (AFTER EXPENSE
FUNDING OPTIONS:                                     (REIMBURSEMENT)     (12b-1 FEES)      REIMBURSEMENT)    REIMBURSEMENT)
----------------                                     ----------------  ----------------  -----------------  ---------------
GREENWICH STREET SERIES FUND
    Equity Index Portfolio-- Class I  Shares........       0.31%**             -               0.02%            0.33%(8)

**The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On June 24, 2002, the shareholders of the Greenwich Street Fund:
Equity Index Portfolio approved a new Investment Advisory Agreement, which became effective immediately after the shareholder meeting. Under the new agreement, the management fee increased by 0.10%. Finally, the fund's Management eliminated the voluntary fee cap of 0.30%.

NOTES

(8) There were no fees waived or expenses reimbursed for these funds in 2001. Smith Barney Fund Management received an administrative fee, which is reflected in the management fee column.

 The following information revises the information in "The Investment Options" table:

         FUNDING                           INVESTMENT                            INVESTMENT
          OPTION                            OBJECTIVE                        ADVISER/SUBADVISER
--------------------------   ---------------------------------------     ----------------------------
JANUS ASPEN SERIES
   Global Technology         Under normal circumstances, invests at      Janus Capital
     Portfolio - Service     least 80% of its net assets in
     Shares                  securities of companies that the
                             manager believes will benefit
                             significantly from advances or
                             improvements in technology. This
                             policy is implemented by investing
                             primarily in equity securities of U.S.
                             and foreign companies selected for
                             their growth potential.

The following information revises the information contained in the Riders (Supplemental Insurance Benefits) table:

  LAPSE PROTECTION GUARANTEE       These Riders are available only with Death
     (10 YEAR OR 20 YEAR)          Benefit Option 1 and there is a choice of ten
                                   (10) year or twenty (20) year protection. The
                                   Riders provide that if, during the first ten
                                   (10) Policy Years, or twenty (20) Policy
                                   Years, depending on your selection, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection
                                   Guarantee will apply. With these Riders, the Policy will not lapse on a Monthly Deduction
                                   Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due, provided the Monthly Deduction Date is within the first ten (10) Policy Years, or twenty (20) Policy Years, depending on your selection.

                                   The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met until the ten-year period, or twenty-year period, depending on your selection, expires. Either Rider will be cancelled if you switch to Death Benefit Option 2. There is no charge for the 10 year Lapse Protection Guarantee, but there is a charge for the 20 year Lapse Protection Guarantee.

The following paragraph revises the information in the "Lapse and Reinstatement" section:

                        LAPSE PROTECTION GUARANTEE RIDERS
                              (10 YEAR OR 20 YEAR)

These Riders are available only with Death Benefit Option 1 (the Level Option) and you may select either ten (10) year or twenty (20) year protection. These Riders provide that if, during the first ten (10) Policy Years, or twenty (20) Policy Years, depending on your selection, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With these Riders, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due within the first ten (10) Policy Years, or twenty
(20) Policy Years, depending on your selection.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Summary Page showing the new Monthly Lapse Protection Premium that must be met. Either Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of these Riders.

The following paragraph supplements the information in the "Payment and Suspension of Valuation" section:

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

L-12991                                                July 22, 2002